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                                                                    EXHIBIT 23.3

          CONSENT OF ERNST & YOUNG (CIS) LIMITED, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1999 GTS-Vox Limited with respect to the financial statements included in Pre-Effective Amendment No. 4 to the Registration Statement (Form S-1 No. 333-82791) and related Prospectus of Golden Telecom, Inc. dated on or about September 29, 1999.


                                            /s/ Ernst & Young (CIS) Limited

Moscow, Russia

September 28, 1999